Exhibit 99.1

Case 18-36958 Document 69 Filed in TXSB on 12/13/18 Page 1 of 38

ENTERED
12/13/2018

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

In re:	)	Chapter 11
PARKER DRILLING COMPANY, *et al.*,[1]	)	Case No. 18-36958 (MI)
Debtors.	)	**Relates to Docket No. 13 and 64**

INTERIM ORDER
APPROVING NOTIFICATION
AND HEARING PROCEDURES FOR CERTAIN
TRANSFERS OF AND DECLARATIONS OF WORTHLESSNESS
WITH RESPECT TO COMMON STOCK AND PREFERRED STOCK

Upon the motion (the "Motion")[2] of the above-captioned debtors and debtors in possession (collectively, the "Debtors") for entry of an interim order (this "Interim Order"), (a) approving the Procedures related to transfers of Beneficial Ownership of Common Stock and Preferred Stock, and (b) directing that any purchase, sale, other transfer of, or declaration of worthlessness with respect to Common Stock or Preferred Stock in violation of the Procedures shall be null and void *ab initio*, all as more fully set forth in the Motion; and upon the First Day Declaration; and this Court having jurisdiction over this matter pursuant to 28 U.S.C. § 1334; and that this Court may enter a final order consistent with Article III of the United States Constitution; and this Court having found that venue of this proceeding and the Motion in this district is proper pursuant to 28

[1] The Debtors in these chapter 11 cases, along with the last four digits of each Debtor's federal tax identification number, are: Parker Drilling Company (8660); 2M-TEK, Inc. (1761); Anachoreta, Inc. (3667); Pardril, Inc. (4469); Parker Aviation Inc. (6372); Parker Drilling Arctic Operating, LLC (6834); Parker Drilling Company of Niger (4204); Parker Drilling Company North America, Inc. (6381); Parker Drilling Company of Oklahoma Incorporated (8949); Parker Drilling Company of South America, Inc. (0657); Parker Drilling Management Services, Ltd. (7200); Parker Drilling Offshore Company, LLC (9092); Parker Drilling Offshore USA, L.L.C. (1469); Parker North America Operations, LLC (1180); Parker Technology, Inc. (6599); Parker Technology, L.L.C. (1875); Parker Tools, LLC (8864); Parker-VSE, LLC (2282); Quail USA, LLC (8885); and Quail Tools, L.P. (1471). The Debtors' service address is: 5 Greenway Plaza, Suite 100, Houston, Texas 77046.

[2] Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Motion.

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U.S.C. §§ 1408 and 1409; and this Court having found that the relief requested in the Motion is in the best interests of the Debtors’ estates, their creditors, and other parties in interest; and this Court having found that the Debtors’ notice of the Motion and opportunity for a hearing on the Motion were appropriate under the circumstances and no other notice need be provided; and this Court having reviewed the Motion and having heard the statements in support of the relief requested therein at a hearing before this Court (the “Hearing”); and this Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and upon all of the proceedings had before this Court; and after due deliberation and sufficient cause appearing therefor, it is HEREBY ORDERED THAT:
1. The Motion is granted on an interim basis as set forth herein.
2. The final hearing (the “Final Hearing”) on the Motion shall be held on January 3,
2019 at 10:00 a.m. Any objections or responses to entry of a final order on the Motion shall be filed on or before 4:00 p.m., prevailing Central Time, on January 2, 2019
3. The Procedures, as set forth in Exhibit 1 attached hereto, are approved.
4. Any transfer of or declaration of worthlessness with respect to Beneficial
Ownership of Common Stock or Preferred Stock in violation of the Procedures, including but not limited to the notice requirements, shall be null and void ab initio.
5. In the case of any such transfer of Beneficial Ownership of Common Stock or
Preferred Stock in violation of the Procedures, including but not limited to the notice requirements, the person or entity making such transfer shall be required to take remedial actions specified by the Debtors, which may include the actions specified in Private Letter Ruling 201010009 (Dec. 4,
2009), to appropriately reflect that such transfer is null and void ab initio.
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6. In the case of any such declaration of worthlessness with respect to Beneficial
Ownership of Common Stock or Preferred Stock in violation of the Procedures, including the notice requirements, the person or entity making such declaration shall be required to file an amended tax return revoking such declaration and any related deduction to appropriately reflect that such declaration is void ab initio.
7. Pending the Final Hearing on January 3, 2019, any person or entity subject to the
Procedures (e.g., any person who is a Substantial Shareholder or would become a Substantial
Shareholder and any person who is or becomes a 50-Percent Shareholder) may file a motion and request an emergency hearing to obtain relief from this Interim Order. This Court may consider any such request for emergency relief on less than 24-hours’ notice.
8. The Debtors may retroactively or prospectively waive any and all restrictions, stays, and notification procedures set forth in the Procedures.
9. To the extent that this Interim Order is inconsistent with any prior order or pleading with respect to the Motion in these cases, the terms of this Interim Order shall govern.
10. The requirements set forth in this Interim Order are in addition to the requirements of all applicable law and do not excuse compliance therewith.
11. The contents of the Motion satisfy the requirements of Bankruptcy Rule 6003(b).
12. Notice of the Motion as provided therein shall be deemed good and sufficient notice of such Motion and the requirements of Bankruptcy Rule 6004(a) and the Bankruptcy Local Rules
are satisfied by such notice.
13. Notwithstanding Bankruptcy Rule 6004(h), the terms and conditions of this Interim
Order are immediately effective and enforceable upon its entry.
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14. The Debtors are authorized to take all actions necessary to effectuate the relief granted in this Interim Order in accordance with the Motion.
15. This Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Interim Order.
Signed:
Marvin Isgur
United States Bankruptcy Judge
December 13, 2018
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EXHIBIT 1
Procedures for Transfers of and Declarations of Worthlessness with Respect to Beneficial
Ownership of Common Stock and Preferred Stock
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PROCEDURES FOR TRANSFERS OF AND DECLARATIONS OF WORTHLESSNESS
WITH RESPECT TO COMMON STOCK AND PREFERRED STOCK1
The following procedures apply to transfers of Common Stock or Preferred Stock:
a. Any entity (as defined in section 101(15) of the Bankruptcy Code) who is a Substantial Shareholder (as defined herein) and wishes to effectuate a transfer of Beneficial Ownership of Common Stock or Preferred Stock that would affect the size of a Substantial Shareholder’s Beneficial Ownership or would result in another entity becoming or ceasing to be a Substantial
Shareholder must file with the Court, , a declaration of such status, substantially in the form of Exhibit 1A attached to these Procedures (each, a “Declaration of Status as a Substantial Shareholder”), on or before the later of (A) 20 calendar days after the date of the Notice of Interim Order
(as defined herein), or (B) 10 calendar days after becoming a Substantial
Shareholder; provided, that, for the avoidance of doubt, the other procedures set forth herein shall apply to any Substantial Shareholder even if no Declaration of Status as a Substantial Shareholder has been filed.
b. Prior to effectuating any transfer of Beneficial Ownership of Common
Stock or Preferred Stock that would result in an increase in the amount of
Common Stock or Preferred Stock of which a Substantial Shareholder has
Beneficial Ownership or would result in an entity or individual becoming a
Substantial Shareholder, the parties to such transaction must file with the
Court an advance written declaration of the intended transfer of Common
Stock or Preferred Stock, as applicable, substantially in the form of
Exhibit 1B attached to the Procedures (each, a “Declaration of Intent to
Accumulate Common Stock or Preferred Stock”).
c. Prior to effectuating any transfer of Beneficial Ownership of Common
Stock or Preferred Stock that would result in a decrease in the amount of
Common Stock or Preferred Stock of which a Substantial Shareholder has
Beneficial Ownership or would result in an entity or individual ceasing to be a Substantial Shareholder, the parties to such transaction must file with the Courtan advance written declaration of the intended transfer of Common
Stock or Preferred Stock, as applicable, substantially in the form of
Exhibit 1C attached to the Procedures (each, a “Declaration of Intent to
Transfer Common Stock or Preferred Stock,” and together with a
Declaration of Intent to Accumulate Common Stock or Preferred Stock,
each, a “Declaration of Proposed Transfer”).
d. The Debtors shall have 20 calendar days after receipt of a Declaration of
Proposed Transfer to file with the Court and serve on such Substantial
Shareholder or potential Substantial Shareholder an objection to any proposed transfer of Beneficial Ownership of Common Stock or Preferred
1 Capitalized terms used herein but not otherwise defined herein have the meanings ascribed to them in the Motion.
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Stock, as applicable, described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will remain ineffective unless such objection is withdrawn by the Debtors, or such transaction is approved by a final and non-appealable order of the
Court. If the Debtors do not object within such 20-day period, such transaction can proceed solely as set forth in the Declaration of Proposed
Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices in accordance with the procedures set forth herein, with an additional 20-day waiting period for each Declaration of
Proposed Transfer.
e. For purposes of these Procedures, a “Substantial Shareholder” is any entity or individual person that has Beneficial Ownership of at least:
(i) 419,298 shares of Common Stock (representing approximately
4.5 percent of all issued and outstanding shares of Common Stock); or
(ii) 22,500 shares of Preferred Stock (representing approximately
4.5 percent of all issued and outstanding shares of Preferred Stock).2
The following procedures apply for declarations of worthlessness of Common Stock or Preferred
Stock:
a. Any person or entity that currently is or becomes a 50-Percent Shareholder3 must file with the Court a declaration of such status, substantially in the form attached to the Procedures as Exhibit 1D (each, a “Declaration of
Status as a 50-Percent Shareholder”), on or before the later of (i) 20 calendar days after the date of the Notice of Interim Order, and (ii) 10 calendar days after becoming a 50-Percent Shareholder; provided, that, for the avoidance of doubt, the other Procedures set forth herein shall apply to any 50-Percent Shareholder even if no Declaration of Status as a 50-
Percent Shareholder has been filed.
a. Prior to filing any federal or state tax return, or any amendment to such a return, or taking any other action that claims any deduction for worthlessness of Beneficial Ownership of Common Stock or Preferred
Stock for a taxable year ending before the Debtors’ emergence from chapter 11 protection, such 50-Percent Shareholder must file with the Court a declaration of intent to claim a worthless stock deduction (a “Declaration
2 Based on approximately 9,317,754 shares of Common Stock outstanding, and approximately 500,000 shares of
Preferred Stock outstanding for purposes of section 382 of the IRC as of the Petition Date.
3 For purposes of the Procedures, a “50-Percent Shareholder” is any person or entity that at any time since
December 31, 2014, has had Beneficial Ownership of 50 percent or more of the Common Stock or 50 percent or more of the Preferred Stock, as applicable, of the Debtors (determined in accordance with section 382(g)(4)(D)
of the IRC and the applicable Treasury Regulations thereunder).
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of Intent to Claim a Worthless Stock Deduction”), substantially in the form attached to the Procedures as Exhibit 1E.
i. The Debtors shall have 20 calendar days after receipt of a
Declaration of Intent to Claim a Worthless Stock Deduction
to file with the Court and serve on such 50-Percent
Shareholder an objection to any proposed claim of
worthlessness described in the Declaration of Intent to Claim a Worthless Stock Deduction on the grounds that such claim
might adversely affect the Debtors’ ability to utilize their
Tax Attributes.
ii. If the Debtors timely object, the filing of the tax return or amendment thereto with such claim will not be permitted
unless approved by a final and non-appealable order of the
Court, unless the Debtors withdraw such objection.
iii. If the Debtors do not object within such 20-day period, the filing of the return or amendment with such claim will be
permitted solely as described in the Declaration of Intent to
Claim a Worthless Stock Deduction. Additional returns and
amendments within the scope of this section must be the
subject of additional notices as set forth herein, with an
additional 20-day waiting period. To the extent that the
Debtors receive an appropriate Declaration of Intent to
Claim a Worthless Stock Deduction and determine in their
business judgment not to object, they shall provide notice of that decision as soon as is reasonably practicable to any
statutory committee(s) appointed in these chapter 11 cases.
The following notice procedures apply to these Procedures:
a. No later than two business days following entry of the Interim Order, the
Debtors shall serve by first class mail, substantially in the form of
Exhibit 1F attached to these Procedures (the “Notice of Interim Order”), on: (i) the Office of the United States Trustee for the Southern District of
Texas; (ii) the entities listed on the Consolidated List of Creditors Holding the 50 Largest Unsecured Claims; (iii) the U.S. Securities and Exchange
Commission; (iv) the Internal Revenue Service; (v) any official committees appointed in these chapter 11 cases; (vi) all registered and nominee holders of Common Stock (with instructions to serve down to the beneficial holders of Common Stock, as applicable); and (vii) all registered and nominee holders of Preferred Stock (with instructions to serve down to the beneficial holders of Preferred Stock, as applicable). Additionally, no later than two business days following entry of the Final Order, the Debtors shall serve a Notice of Interim Order modified to reflect that the Final Order has
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been entered (as modified, the “Notice of Final Order”) on the same entities and individuals that received the Notice of Interim Order.
b. All registered and nominee holders of Common Stock and Preferred Stock shall be required to serve the Notice of Interim Order or Notice of Final
Order, as applicable, on any holder for whose benefit such registered or nominee holder holds such Common Stock or Preferred Stock, as applicable, down the chain of ownership for all such holders of Common
Stock or Preferred Stock.
c. Any entity or individual, or broker or agent acting on such entity’s or individual’s behalf who sells Common Stock or Preferred Stock to another entity or individual shall be required to serve a copy of the Notice of Interim
Order or Notice of Final Order, as applicable, on such purchaser of such
Common Stock, or any broker or agent acting on such purchaser’s behalf.
d. As soon as is practicable following entry of the Interim Order, the Debtors shall (i) submit a copy of the Notice of Interim Order (modified for publication) for publication in The Wall Street Journal (national edition);
(ii) submit a copy of the Notice of Interim Order (modified for publication)
to Bloomberg Professional Service for potential publication by Bloomberg;
and (iii) file a Form 8-K with a reference to the entry of the Interim Order.
e. To the extent confidential information is required in any declaration described in these Procedures, such confidential information may be filed and served in redacted form; provided, that any such declarations served on the Debtors shall not be in redacted form. The Debtors shall keep all information provided in such declarations strictly confidential and shall not disclose the contents thereof to any person except: (i) to the extent necessary to respond to a petition or objection filed with the Court; (ii) to the extent otherwise required by law; or (iii) to the extent that the information contained therein is already public; provided that the Debtors may disclose the contents thereof to their professional advisors, who shall keep all such notices strictly confidential and shall not disclose the contents thereof to any other person, subject to further Court order. To the extent confidential information is necessary to respond to a petitioner objection filed with the Court, such confidential information shall be filed under seal or in a redacted form.
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EXHIBIT 1A
Declaration of Status as a Substantial Shareholder
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IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION
)
In re: ) Chapter 11
)
PARKER DRILLING COMPANY, et al.,1 ) Case No. 18-36958 (MI)
)
Debtors. ) (Joint Administration Requested)
)(Emergency Hearing Requested)
DECLARATION OF STATUS AS A SUBSTANTIAL SHAREHOLDER2
PLEASE TAKE NOTICE that the undersigned party is/has become a Substantial
Shareholder with respect to the common stock of Parker Drilling Company or of any Beneficial
Ownership therein (the “Common Stock”) and/or any preferred stock of Parker Drilling
Company or any Beneficial Ownership therein (the “Preferred Stock”). Parker Drilling
1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Parker Drilling Company (8660); 2M-TEK, Inc. (1761); Anachoreta, Inc. (3667); Pardril, Inc.
(4469); Parker Aviation Inc. (6372); Parker Drilling Arctic Operating, LLC (6834); Parker Drilling Company of
Niger (4204); Parker Drilling Company North America, Inc. (6381); Parker Drilling Company of Oklahoma
Incorporated (8949); Parker Drilling Company of South America, Inc. (0657); Parker Drilling Management
Services, Ltd. (7200); Parker Drilling Offshore Company, LLC (9092); Parker Drilling Offshore USA, L.L.C.
(1469); Parker North America Operations, LLC (1180); Parker Technology, Inc. (6599); Parker Technology,
L.L.C. (1875); Parker Tools, LLC (8864); Parker-VSE, LLC (2282); Quail USA, LLC (8885); and Quail Tools,
L.P. (1471). The Debtors’ service address is: 5 Greenway Plaza, Suite 100, Houston, Texas 77046.
2 For purposes of these Procedures: (a) a “Substantial Shareholder” is any entity or individual that has Beneficial
Ownership of at least 419,298 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock) or any entity or individual that has Beneficial Ownership of at least 22,500 shares of Preferred Stock (representing approximately 4.5 percent of all issued and outstanding shares of Preferred
Stock); (b) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury
Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (i) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (ii) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (iii) an individual and such individual’s family members may be treated as one individual, (iv) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (v) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.
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Company is a debtor and debtor in possession in Case No. 18-36958 (MI) pending in the United
States Bankruptcy Court for the Southern District of Texas (the “Court”).
PLEASE TAKE FURTHER NOTICE that, as of __________ __, 2018, the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock and/or Beneficial Ownership of _________ shares of Preferred Stock. The following table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership of such
Common Stock and/or Preferred Stock:
Number of Shares Type of Stock
(Common / Preferred)
Date Acquired
(Attach additional page or pages if necessary.)
PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ________.
PLEASE TAKE FURTHER NOTICE that, pursuant to that certain [Interim/Final]
Order Approving Notification and Hearing Procedures for Certain Transfers of and
Declarations of Worthlessness with Respect to Common Stock and Preferred Stock and Granting
Related Relief [Docket No. ___] (the “Order”), this declaration (this “Declaration”) is being filed with the Court.
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PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this
Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.
Respectfully submitted,
(Name of Substantial Shareholder)
By:
Name: _____________________________
Address: ___________________________
Telephone: _________________________
Facsimile: __________________________
Dated: _____________ __, 20__
_______________, __________
(City) (State)
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EXHIBIT 1B
Declaration of Intent to Accumulate Common Stock or Preferred Stock
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IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION
)
In re: ) Chapter 11
)
PARKER DRILLING COMPANY, et al.,1 ) Case No. 18-36958 (MI)
)
Debtors. ) (Joint Administration Requested)
)(Emergency Hearing Requested)
DECLARATION OF INTENT TO
ACCUMULATE COMMON STOCK OR PREFERRED STOCK2
PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate (the “Proposed Transfer”) one or more shares of common stock of Parker Drilling Company or of any Beneficial Ownership therein
(the “Common Stock”) or any of the preferred stock of Parker Drilling Company or of any
1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Parker Drilling Company (8660); 2M-TEK, Inc. (1761); Anachoreta, Inc. (3667); Pardril, Inc.
(4469); Parker Aviation Inc. (6372); Parker Drilling Arctic Operating, LLC (6834); Parker Drilling Company of
Niger (4204); Parker Drilling Company North America, Inc. (6381); Parker Drilling Company of Oklahoma
Incorporated (8949); Parker Drilling Company of South America, Inc. (0657); Parker Drilling Management
Services, Ltd. (7200); Parker Drilling Offshore Company, LLC (9092); Parker Drilling Offshore USA, L.L.C.
(1469); Parker North America Operations, LLC (1180); Parker Technology, Inc. (6599); Parker Technology,
L.L.C. (1875); Parker Tools, LLC (8864); Parker-VSE, LLC (2282); Quail USA, LLC (8885); and Quail Tools,
L.P. (1471). The Debtors’ service address is: 5 Greenway Plaza, Suite 100, Houston, Texas 77046.
2 For purposes of these Procedures: (a) a “Substantial Shareholder” is any entity or individual that has Beneficial
Ownership of at least 419,298 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock) or any entity or individual that has Beneficial Ownership of at least 22,500 shares of Preferred Stock (representing approximately 4.5 percent of all issued and outstanding shares of Preferred
Stock); and (b) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections
382 and 383 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the
Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (i) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (ii) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (iii) an individual and such individual’s family members may be treated as one individual, (iv) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (v) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.
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Beneficial Ownership therein (the “Preferred Stock”). Parker Drilling Company is a debtor and debtor in possession in Case No. 18-36958 (MI) pending in the United States Bankruptcy Court for the Southern District of Texas (the “Court”).
PLEASE TAKE FURTHER NOTICE that, if applicable, on ___________ __, 2018, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.
PLEASE TAKE FURTHER NOTICE that the undersigned party currently has
Beneficial Ownership of _________ shares of Common Stock and/or Beneficial Ownership of
_________ shares of Preferred Stock.
PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise accumulate Beneficial Ownership of _________ shares of Common Stock or an Option with respect to _________ shares of
Common Stock and/or Beneficial Ownership of _________ shares of Preferred Stock or an
Option with respect to _________ shares of Preferred Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of _________ shares of Common Stock and/or Beneficial Ownership of _________ shares of Preferred Stock after such transfer becomes effective.
PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ___________.
PLEASE TAKE FURTHER NOTICE that, pursuant to that certain [Interim/Final]
Order Approving Notification and Hearing Procedures for Certain Transfers of and
Declarations of Worthlessness with Respect to Common Stock and Preferred Stock and Granting
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Related Relief [Docket No. ___] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in the Order).
PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.
PLEASE TAKE FURTHER NOTICE that the Debtors have 20 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and non-appealable order of the Court.
If the Debtors do not object within such 20-day period, then after expiration of such period the
Proposed Transfer may proceed solely as set forth in this Declaration.
PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring, or otherwise accumulating Beneficial Ownership of additional shares of Common Stock or
Preferred Stock, as applicable, will each require an additional notice filed with the Court.
PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this
Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.
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Respectfully submitted,
(Name of Declarant)
By:
Name: _____________________________
Address: ___________________________
Telephone: _________________________
Facsimile: __________________________
Dated: _____________ __, 20__
_______________, __________
(City) (State)
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EXHIBIT 1C
Declaration of Intent to Transfer Common Stock or Preferred Stock
Case 18-36958 Document 69 Filed in TXSB on 12/13/18 Page 19 of 38

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION
)
In re: ) Chapter 11
)
PARKER DRILLING COMPANY, et al.,1 ) Case No. 18-36958 (MI)
)
Debtors. ) (Joint Administration Requested)
)(Emergency Hearing Requested)
DECLARATION OF INTENT TO
TRANSFER COMMON STOCK OR PREFERRED STOCK2
PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to sell, trade, or otherwise transfer (the “Proposed Transfer”) one or more shares of common stock of Parker Drilling Company or of any Beneficial Ownership therein
(the “Common Stock”) and/or one or more shares of preferred stock of Parker Drilling Company
1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Parker Drilling Company (8660); 2M-TEK, Inc. (1761); Anachoreta, Inc. (3667); Pardril, Inc.
(4469); Parker Aviation Inc. (6372); Parker Drilling Arctic Operating, LLC (6834); Parker Drilling Company of
Niger (4204); Parker Drilling Company North America, Inc. (6381); Parker Drilling Company of Oklahoma
Incorporated (8949); Parker Drilling Company of South America, Inc. (0657); Parker Drilling Management
Services, Ltd. (7200); Parker Drilling Offshore Company, LLC (9092); Parker Drilling Offshore USA, L.L.C.
(1469); Parker North America Operations, LLC (1180); Parker Technology, Inc. (6599); Parker Technology,
L.L.C. (1875); Parker Tools, LLC (8864); Parker-VSE, LLC (2282); Quail USA, LLC (8885); and Quail Tools,
L.P. (1471). The Debtors’ service address is: 5 Greenway Plaza, Suite 100, Houston, Texas 77046.
2 For purposes of these Procedures: (a) a “Substantial Shareholder” is any entity or individual that has Beneficial
Ownership of at least 419,298 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock) or any entity or individual that has Beneficial Ownership of at least 22,500 shares of Preferred Stock (representing approximately 4.5 percent of all issued and outstanding shares of Preferred
Stock); and (b) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections
382 and 383 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the
Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (i) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (ii) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (iii) an individual and such individual’s family members may be treated as one individual, (iv) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (v) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.
Case 18-36958 Document 69 Filed in TXSB on 12/13/18 Page 20 of 38

or any Beneficial Ownership therein (the “Preferred Stock”). Parker Drilling Company is a
debtor and debtor in possession in Case No. 18-36958 (MI) pending in the United States
Bankruptcy Court for the Southern District of Texas (the “Court”).
PLEASE TAKE FURTHER NOTICE that, if applicable, on __________ __, 2018, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.
PLEASE TAKE FURTHER NOTICE that the undersigned party currently has
Beneficial Ownership of _________ shares of Common Stock and/or Beneficial Ownership of
_________ shares of Preferred Stock.
PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to sell, trade, or otherwise transfer Beneficial Ownership of
_________ shares of Common Stock or an Option with respect to _________ shares of Common
Stock and/or _________ shares of Preferred Stock or an Option with respect to _________
shares of Preferred Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of _________ shares of Common Stock and/or _________
shares of Preferred Stock after such transfer becomes effective.
PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _________.
PLEASE TAKE FURTHER NOTICE that, pursuant to that certain [Interim/Final]
Order Approving Notification and Hearing Procedures for Certain Transfers of and
Declarations of Worthlessness with Respect to Common Stock and Preferred Stock and Granting
Related Relief [Docket No. ___] (the “Order”), this declaration (this “Declaration”) is being filed with the Court.
Case 18-36958 Document 69 Filed in TXSB on 12/13/18 Page 21 of 38

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.
PLEASE TAKE FURTHER NOTICE that the Debtors have 20 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and non-appealable order of the Court.
If the Debtors do not object within such 20-day period, then after expiration of such period the
Proposed Transfer may proceed solely as set forth in this Declaration.
PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party selling, trading, or otherwise transferring Beneficial Ownership of additional shares of Common Stock or Preferred Stock will each require an additional notice filed with the Court.
PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this
Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.
Case 18-36958 Document 69 Filed in TXSB on 12/13/18 Page 22 of 38

Respectfully submitted,
(Name of Declarant)
By:
Name: _____________________________
Address: ___________________________
Telephone: _________________________
Facsimile: __________________________
Dated: _____________ __, 20__
_______________, __________
(City) (State)
Case 18-36958 Document 69 Filed in TXSB on 12/13/18 Page 23 of 38

EXHIBIT 1D
DECLARATION OF STATUS AS A 50-PERCENT SHAREHOLDER
Case 18-36958 Document 69 Filed in TXSB on 12/13/18 Page 24 of 38

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION
)
In re: ) Chapter 11
)
PARKER DRILLING COMPANY, et al.,1 ) Case No. 18-36958 (MI)
)
Debtors. ) (Joint Administration Requested)
)(Emergency Hearing Requested)
DECLARATION OF STATUS AS A 50-PERCENT SHAREHOLDER2
PLEASE TAKE NOTICE that the undersigned party is/has become a 50-Percent
Shareholder with respect to the common stock of Parker Drilling Company or of any Beneficial
Ownership therein (the “Common Stock”) and/or one or more shares of preferred stock of Parker
Drilling Company (the “Preferred Stock”). Parker Drilling Company is a debtor and debtor in
1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Parker Drilling Company (8660); 2M-TEK, Inc. (1761); Anachoreta, Inc. (3667); Pardril, Inc.
(4469); Parker Aviation Inc. (6372); Parker Drilling Arctic Operating, LLC (6834); Parker Drilling Company of
Niger (4204); Parker Drilling Company North America, Inc. (6381); Parker Drilling Company of Oklahoma
Incorporated (8949); Parker Drilling Company of South America, Inc. (0657); Parker Drilling Management
Services, Ltd. (7200); Parker Drilling Offshore Company, LLC (9092); Parker Drilling Offshore USA, L.L.C.
(1469); Parker North America Operations, LLC (1180); Parker Technology, Inc. (6599); Parker Technology,
L.L.C. (1875); Parker Tools, LLC (8864); Parker-VSE, LLC (2282); Quail USA, LLC (8885); and Quail Tools,
L.P. (1471). The Debtors’ service address is: 5 Greenway Plaza, Suite 100, Houston, Texas 77046.
2 For purposes of this Declaration: (a) a “50-Percent Shareholder” is any person or entity that at any time since
December 31, 2014, has had Beneficial Ownership (as defined below) of 50 percent or more of the Common
Stock or 50 percent or more of the Preferred Stock (determined in accordance with section 382(g)(4)(D) of the
Internal Revenue Code (the “IRC”) and the applicable Treasury Regulations); (b) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections 382 and 383 of the IRC, and the Treasury
Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (i) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (ii) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (iii) an individual and such individual’s family members may be treated as one individual, (iv) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (v) a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire); and (c)
an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.
Case 18-36958 Document 69 Filed in TXSB on 12/13/18 Page 25 of 38

possession in Case No. 18-36958 (MI) pending in the United States Bankruptcy Court for the
Southern District of Texas (the “Court”).
PLEASE TAKE FURTHER NOTICE that, as of _________ __, 2018, the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock and
_________ shares of Preferred Stock. The following table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Stock and/or Preferred
Stock:
Number of Shares of Common or Preferred Stock Date Acquired
(Attach additional page or pages if necessary.)
PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _________.
PLEASE TAKE FURTHER NOTICE that, pursuant to that certain [Interim/Final]
Order Approving Notification and Hearing Procedures for Certain Transfers of and
Declarations of Worthlessness with Respect to Common Stock and Preferred Stock and Granting
Related Relief [Docket No. ___] (the “Order”), this declaration (this “Declaration”) is being filed with the Court.
PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this
Case 18-36958 Document 69 Filed in TXSB on 12/13/18 Page 26 of 38

Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.
Respectfully submitted,
[Name of 50-Percent Shareholder]
By:
Name: _____________________________
Address: ___________________________
Telephone: _________________________
Facsimile: __________________________
Dated: _____________ __, 20__
_______________, __________
(City) (State)
Case 18-36958 Document 69 Filed in TXSB on 12/13/18 Page 27 of 38

EXHIBIT 1E
Declaration of Intent to Claim a Worthless Stock Deduction
Case 18-36958 Document 69 Filed in TXSB on 12/13/18 Page 28 of 38

Case 18-36958 Document 69 Filed in TXSB on 12/13/18 Page 29 of 38

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

In re:	)	Chapter 11
	)	
PARKER DRILLING COMPANY, *et al.*,[1]	)	Case No. 18-36958 (MI)
	)	
Debtors.	)	(Joint Administration Requested)
	)	(Emergency Hearing Requested)

DECLARATION OF INTENT TO CLAIM A WORTHLESS STOCK DEDUCTION[2]

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to claim a worthless stock deduction (the "Proposed Worthlessness Claim") with respect to one or more shares of common stock of Parker Drilling Company or of any Beneficial Ownership therein (the "Common Stock") and/or one or more shares of preferred stock of Parker Drilling Company or any Beneficial Ownership therein (the "Preferred Stock"). Parker Drilling

[1] The Debtors in these chapter 11 cases, along with the last four digits of each Debtor's federal tax identification number, are: Parker Drilling Company (8660); 2M-TEK, Inc. (1761); Anachoreta, Inc. (3667); Pardril, Inc. (4469); Parker Aviation Inc. (6372); Parker Drilling Arctic Operating, LLC (6834); Parker Drilling Company of Niger (4204); Parker Drilling Company North America, Inc. (6381); Parker Drilling Company of Oklahoma Incorporated (8949); Parker Drilling Company of South America, Inc. (0657); Parker Drilling Management Services, Ltd. (7200); Parker Drilling Offshore Company, LLC (9092); Parker Drilling Offshore USA, L.L.C. (1469); Parker North America Operations, LLC (1180); Parker Technology, Inc. (6599); Parker Technology, L.L.C. (1875); Parker Tools, LLC (8864); Parker-VSE, LLC (2282); Quail USA, LLC (8885); and Quail Tools, L.P. (1471). The Debtors' service address is: 5 Greenway Plaza, Suite 100, Houston, Texas 77046.

[2] For purposes of this Declaration: (a) a "50-Percent Shareholder" is any person or entity that at any time since December 31, 2014, has had Beneficial Ownership (as defined below) of 50 percent or more of the Common Stock or 50 percent or more of the Preferred Stock (determined in accordance with section 382(g)(4)(D) of the Internal Revenue Code (the "IRC") and the applicable Treasury Regulations); (b) "Beneficial Ownership" will be determined in accordance with the applicable rules of sections 382 and 383 of the IRC, and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (*e.g.*, (i) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (ii) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (iii) an individual and such individual's family members may be treated as one individual, (iv) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (v) a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire); and (c) an "Option" to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

Company is a debtor and debtor in possession in Case 18-36958 (MI) pending in the United
States Bankruptcy Court for the Southern District of Texas (the “Court”).
PLEASE TAKE FURTHER NOTICE that on _________ __, 2018, the undersigned party filed a Declaration of Status as a 50-Percent Shareholder with the Court and served copies thereof as set forth therein.
PLEASE TAKE FURTHER NOTICE that the undersigned party currently has
Beneficial Ownership of _________ shares of Common Stock and _________ shares of
Preferred Stock.
PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Worthlessness
Claim, the undersigned party proposes to declare that for [federal/state] tax purposes, ________
shares of [Common/Preferred] Stock became worthless during the tax year ending __________.
PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _________.
PLEASE TAKE FURTHER NOTICE that, pursuant to that certain [Interim/Final]
Order Approving Notification and Hearing Procedures for Certain Transfers of and
Declarations of Worthlessness with Respect to Common Stock and Preferred Stock and Granting
Related Relief [Docket No. ___] (the “Order”), this declaration (this “Declaration”) is being filed with the Court.
PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that the Debtors have 20 calendar days after receipt of this Declaration to object to the Proposed Worthlessness Claim described herein. If the Debtors file an objection, such Proposed Worthlessness Claim will not be effective unless such objection is withdrawn by the Debtors or such action is approved by a final and non-appealable order of the Bankruptcy
Case 18-36958 Document 69 Filed in TXSB on 12/13/18 Page 30 of 38

Court. If the Debtors do not object within such 20-day period, then after expiration of such period the Proposed Worthlessness Claim may proceed solely as set forth in this Declaration.
PLEASE TAKE FURTHER NOTICE that any further claims of worthlessness contemplated by the undersigned party will each require an additional notice filed with the Court and are subject to an additional 20-day waiting period.
PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this
Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.
Respectfully submitted,
(Name of Declarant)
By:
Name: _____________________________
Address: ___________________________
Telephone: _________________________
Facsimile: __________________________
Dated: _____________ __, 20__
_______________, __________
(City) (State)
Case 18-36958 Document 69 Filed in TXSB on 12/13/18 Page 31 of 38

EXHIBIT 1F
Notice of Interim Order
Case 18-36958 Document 69 Filed in TXSB on 12/13/18 Page 32 of 38

Case 18-36958 Document 69 Filed in TXSB on 12/13/18 Page 33 of 38

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

In re:	)	Chapter 11
	)	
PARKER DRILLING COMPANY, *et al.*,[1]	)	Case No. 18-36958 (MI)
	)	
Debtors.	)	(Joint Administration Requested)
	)	(Emergency Hearing Requested)

NOTICE OF DISCLOSURE PROCEDURES APPLICABLE TO CERTAIN HOLDERS OF COMMON STOCK AND PREFERRED STOCK, DISCLOSURE PROCEDURES FOR TRANSFERS OF AND DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO COMMON STOCK AND PREFERRED STOCK, AND FINAL HEARING ON THE APPLICATION THEREOF

TO: ALL ENTITIES (AS DEFINED BY SECTION 101(15) OF THE BANKRUPTCY CODE) THAT MAY HOLD BENEFICIAL OWNERSHIP OF COMMON STOCK OF PARKER DRILLING COMPANY (THE "COMMON STOCK") OR BENEFICIAL OWNERSHIP OF PREFERRED STOCK OF PARKER DRILLING COMPANY (THE "PREFERRED STOCK"):

PLEASE TAKE NOTICE that on December 12, 2018 (the "Petition Date"), the above-captioned debtors and debtors in possession (collectively, the "Debtors"), filed petitions with the United States Bankruptcy Court for the Southern District of Texas (the "Court") under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession

[1] The Debtors in these chapter 11 cases, along with the last four digits of each Debtor's federal tax identification number, are: Parker Drilling Company (8660); 2M-TEK, Inc. (1761); Anachoreta, Inc. (3667); Pardril, Inc. (4469); Parker Aviation Inc. (6372); Parker Drilling Arctic Operating, LLC (6834); Parker Drilling Company of Niger (4204); Parker Drilling Company North America, Inc. (6381); Parker Drilling Company of Oklahoma Incorporated (8949); Parker Drilling Company of South America, Inc. (0657); Parker Drilling Management Services, Ltd. (7200); Parker Drilling Offshore Company, LLC (9092); Parker Drilling Offshore USA, L.L.C. (1469); Parker North America Operations, LLC (1180); Parker Technology, Inc. (6599); Parker Technology, L.L.C. (1875); Parker Tools, LLC (8864); Parker-VSE, LLC (2282); Quail USA, LLC (8885); and Quail Tools, L.P. (1471). The Debtors' service address is: 5 Greenway Plaza, Suite 100, Houston, Texas 77046.

2
of property of or from the Debtors’ estates or to exercise control over property of or from the
Debtors’ estates.
PLEASE TAKE FURTHER NOTICE that on the Petition Date, the Debtors filed the
Debtors’ Emergency Motion for Entry of Interim and Final Orders Approving Notification and
Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to
Common Stock and Preferred Stock and Granting Related Relief [Docket No. __] (the
“Motion”).
PLEASE TAKE FURTHER NOTICE that on [______], 2018, the Court entered the
Interim Order Approving Notification and Hearing Procedures for Certain Transfers of and
Declarations of Worthlessness with Respect to Common Stock and Preferred Stock and Granting
Related Relief [Docket No. __] (the “Order”) approving procedures for certain transfers of and declarations of worthlessness with respect to Common Stock and Preferred Stock, set forth in
Exhibit 1 attached to the Order (the “Procedures”).2
PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, a Substantial
Shareholder or person that may become a Substantial Shareholder may not consummate any purchase, sale, or other transfer of Common Stock or Beneficial Ownership of Common Stock,
or Preferred Stock or Beneficial Ownership of Preferred Stock, in violation of the Procedures, and any such transaction in violation of the Procedures shall be null and void ab initio.
PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the Procedures shall apply to the holding and transfers of Common Stock, Preferred Stock, or any Beneficial
2 Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Order or the
Motion, as applicable.
Case 18-36958 Document 69 Filed in TXSB on 12/13/18 Page 34 of 38

3 Ownership therein by a Substantial Shareholder or someone who may become a Substantial Shareholder. PLEASE TAKE FURTHER NOTICE that pursuant to the Order, a 50-Percent Shareholder may not claim a worthless stock deduction with respect to Common Stock or Preferred Stock, or Beneficial Ownership of Common Stock or Preferred Stock, in violation of the Procedures, and any such deduction in violation of the Procedures shall be null and void ab initio, and the 50-Percent Shareholder shall be required to file an amended tax return revoking such proposed deduction. PLEASE TAKE FURTHER NOTICE that upon the request of any entity, the proposed notice, claims, and solicitation agent for the Debtors, Prime Clerk, LLC will provide a copy of the Order and a form of each of the declarations required to be filed by the Procedures in a reasonable period of time. Such declarations are also available via PACER on the Court’s website at https://ecf.txsb.uscourts.gov for a fee, or free of charge by accessing the Debtors’ restructuring website at https://cases.primeclerk.com/ParkerDrilling. PLEASE TAKE FURTHER NOTICE that the final hearing (the “Final Hearing”) on the Motion shall be held on _________, 2018, at__:__ _.m., prevailing Central Time. Any objections or responses to entry of a final order on the Motion shall be filed on or before 4:00 p.m., prevailing Central Time, on _________, 2018PLEASE TAKE FURTHER NOTICE that failure to follow the Procedures set forth in the Order shall constitute a violation of, among other things, the automatic stay provisions of Section 362 of the Bankruptcy Code. PLEASE TAKE FURTHER NOTICE that any prohibited purchase, sale, other transfer of, or declaration of worthlessness with respect to Common Stock or Preferred Stock, Beneficial Ownership thereof, or Option with respect thereto in violation of the Order is prohibited and Case 18-36958 Document 69 Filed in TXSB on 12/13/18 Page 35 of 38

4
shall be null and void ab initio and may be subject to additional sanctions as this Court may determine.
PLEASE TAKE FURTHER NOTICE that the requirements set forth in the Order are in addition to the requirements of applicable law and do not excuse compliance therewith.
[Remainder of page intentionally left blank.]
Case 18-36958 Document 69 Filed in TXSB on 12/13/18 Page 36 of 38

Houston, Texas
[DATE]
/s/
JACKSON WALKER L.L.P. KIRKLAND & ELLIS LLP
Patricia B. Tomasco (TX Bar No. 01797600) KIRKLAND & ELLIS INTERNATIONAL LLP
Matthew D. Cavenaugh (TX Bar No. 24062656) Brian E. Schartz, P.C. (TX Bar No. 24099361)
1401 McKinney Street, Suite 1900 Anna G. Rotman, P.C. (TX Bar No. 24046761)
Houston, Texas 77010 609 Main Street
Telephone: (713) 752-4284 Houston, Texas 77002
Facsimile: (713) 308-4184 Telephone: (713) 836-3600
Email: ptomasco@jw.com Facsimile: (713) 836-3601
mcavenaugh@jw.com Email: brian.schartz@kirkland.com
anna.rotman@kirkland.com
Proposed Co-Counsel to the Debtors
and Debtors in Possession -and-
James H.M. Sprayregen, P.C.
Jamie Rose Netznik (pro hac vice admission pending)
300 North LaSalle Street
Chicago, Illinois 60654
Telephone: (312) 862-2000
Facsimile: (312) 862-2200
Email: james.sprayregen@kirkland.com
jamie.netznik@kirkland.com
-and-
Christopher J. Marcus, P.C. (pro hac vice admission pending)
Matthew Fagen (pro hac vice admission pending)
601 Lexington Avenue
New York, New York 10022
Telephone: (212) 446-4800
Facsimile: (212) 446-4900
Email: christopher.marcus@kirkland.com
matthew.fagen@kirkland.com
Proposed Co-Counsel to the Debtors
and Debtors in Possession
Case 18-36958 Document 69 Filed in TXSB on 12/13/18 Page 37 of 38

Case 18-36958 Document 69 Filed in TXSB on 12/13/18 Page 38 of 38